Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

JISHANYE, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as June 9, 2015 by and between Jishanye, Inc., a Delaware corporation (the “Company”), and the investors listed on Schedule A (together, the “Purchasers,” each, a “Purchaser”).

AGREEMENT

WHEREAS the Purchasers desire to invest $999,020 (the “Purchase Price”) into the Company in the amounts indicated on Schedule A;

WHEREAS the Company desires to issue 47,800,000 shares of the Company’s common stock with $0.0001 par value (the “ Common Stock”), to the Purchasers in the amounts designated in Schedule A (the “Shares”) in exchange for the Purchase Price (the “Shares”);

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	PURCHASE AND SALE OF SHARES.

1.1 Purchase and Sale.  In consideration for the Purchase Price and in reliance upon the representations and warranties of the Company and Purchasers contained herein and subject to the terms and conditions set forth herein, at the Closing, the Company shall issue the Shares to the Purchasers in the share amounts indicated on Schedule A.

2.	CLOSING.

2.1 Date and Time.  The closing of the sale of Shares contemplated by this Agreement (the “Closing”) with respect to each Purchaser shall occur upon satisfaction of the conditions set forth in Sections 2.2.1 and 2.3.1.   The obligations of the Company and each Purchaser shall not be conditioned on the satisfaction of the conditions set forth in Section 2.2.1 by any other Purchaser.

2.2 Deliveries by Purchaser.  The Purchaser shall deliver the following at the Closing:

2.2.1 an executed copy of this Agreement.

2.2.2 receipt of such Purchaser’s share of the Purchase Price as indicated on Schedule A.

2.3 Deliveries by Company.  As soon as practicable after closing, the Company will deliver the following to the Purchasers:

2.3.1 an executed copy of this Agreement.

2.3.2  share certificates representing the Shares purchased by such Purchaser, with each such Share being in definitive form and registered in the name of the Purchasers set forth in Schedule A.  Any instructions for registration of the Shares in a name other than that of the Purchaser shall require such registered owner to affirm the Purchaser’s warranties and representations and covenants set forth herein.

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to the Purchasers to enter into this Agreement, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein.

3.1 Organization and Good Standing.  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement.

3.2 Validity of Transactions.  This Agreement, and each document executed and delivered by the Company in connection with the transactions contemplated by this Agreement, have been duly authorized, executed and delivered by the Company and is each the valid and legally binding obligation of the Company.

3.3 Valid Issuance of Shares.  The Shares that are being issued to Purchasers hereunder, when issued, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable federal and state securities laws, and will be free of all other liens and adverse claims.

3.4 No Violation.  The execution, delivery and performance of this Agreement will not violate any law or any order of any court or government agency applicable to the Company, as the case may be, or the Articles of Incorporation or Bylaws of the Company.

3.5    Stop Transfer.  The Company shall refuse to register any transfer of the Shares not made in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

Each Purchaser hereby represents, warrants and covenants with the Company as follows:

4.1 Capacity.  The Purchaser has the requisite capacity to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

4.2 Due Execution.  This Agreement has been duly executed and delivered by the Purchaser, and, upon due execution and delivery by the Company, this Agreement will be valid and binding agreement of the Purchaser.

4.3 Access to Information.  The Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as the Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares.  The Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Shares, all as the Purchaser or its qualified representative have found necessary to make an informed investment decision to purchase the Shares.

4.4 No 1933 Act Registration.  The Purchaser has been advised that the Shares have not been registered under the 1933 Act or applicable state securities laws and that the Shares are being offered and sold pursuant to Regulation S under the 1933 Act and that the Company’s reliance upon Regulation S is predicated in part on the Purchaser’s representations as contained herein.

4.5 Investment Intent.  The Purchaser is acquiring the Shares for the Purchaser’s own account, not as a nominee or agent, for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the 1933 Act, except pursuant to an effective registration statement under the 1933 Act and the Purchaser has no present intent of selling or otherwise distributing the Shares, except in compliance with applicable securities laws.

4.6 Non U.S. Person.  The Purchaser hereby certifies that he is not a U.S. Person (as defined in Regulation S) and is not acquiring the Shares for the account or benefit of any U.S. Person.  At the time of the origination of contact concerning this Agreement, and at the date of execution and delivery of this Agreement, the Purchaser was outside the United States, its territories and possessions.

4.7 Transfer Restrictions.  The Purchaser shall not attempt to have registered any transfer of the Shares not made in accordance with the provisions of Regulation S.  In addition to any other restrictions on transfer set forth in this Agreement, the Purchaser agrees to transfer the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and in accordance with any applicable state securities laws, and not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to, and the Purchaser certifies to the following:

(i) The Purchaser shall not sell the Shares publicly or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restricted period mandated by Regulation S after the purchase of the Shares unless registered or exempt from registration;

(ii) The Purchaser shall not engage in any hedging transactions with respect with the Company’s shares unless in compliance with the Securities Act.

(iii) Any other offer or sale of the Shares shall be made only if (A) during the restricted period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S.  Person, or (B) after the restricted period the Shares are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

(iv) Any transferee of the Shares who acquires the Shares during the Regulation S restricted period shall agree in writing to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

4.8 Directed Selling Efforts.  Neither the Purchaser, its affiliates or any person acting on behalf of the Purchaser or any such affiliates has engaged, or will engage, in any Directed Selling Efforts (as defined in Regulation S under 1933 Act) with respect to the Shares or any distribution, as that term is used in the definition of Distributor in Regulation S under the 1933 Act, with respect to the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares.

4.9 No Solicitation.  Neither the Company nor any person acting on its behalf made to the Purchaser or any person acting on its behalf in the United States any statement conveying a purpose or intent to sell the Shares to the Purchaser.  The Purchaser was outside the United States, its territories, and possessions at the time of the execution of this Agreement.

4.10 No Market Conditioning.  Neither the Purchaser, any affiliate of the Purchaser, nor any person acting on their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.

4.11 No Scheme.  The transactions contemplated by this Agreement:

(a)          have not been pre-arranged with a purchaser located in the United States, its territories or possessions, or who is a U.S. Person; and

(b)          are not part of a plan or scheme to evade the registration provisions of the 1933 Act.

4.12 No Nominee.  The Purchaser is purchasing the Shares for its own account for the purpose of investment and not (A) with a view to, or for sale in connection with, any distribution thereof, or (B) for the account of or on behalf of any U.S. Person.

4.13 No Groups.  The Purchaser is not an entity or group that has been formed principally for the purpose of investing in securities not registered under the 1933 Act.

4.14 Legend.  The Purchaser understands that the Shares have not been registered under the 1933 Act and may not be transferred or resold except pursuant to an effective registration statement or exemption from registration and each certificate representing the Shares will be endorsed with the following legend:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION.  HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.15 Stop Transfer.  The Purchaser agrees that the Company shall refuse to register any transfer of the Shares not made in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act, and that the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing the Shares.

4.16 Economic Risk.  The Purchaser can bear the economic risk of an investment in the Shares, including the total loss of such investment.

4.17 Suitability.  The Purchaser believes, in light of the information provided in this Agreement, the purchase of the Shares pursuant to the terms of this agreement is an appropriate and suitable investment for the Purchaser.

4.18 Investment Knowledge and Experience.  The Purchaser is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of purchasing the securities offered herein by the Company.

4.19 Non-Contravention.  The purchase of the Shares by the Purchaser does not contravene any of the applicable securities legislation in the jurisdiction in which the Purchaser resides and does not trigger:  (i) any obligation to prepare and file a prospectus or similar document or any other report with respect to the purchase, or (ii) any registration requirement or other securities compliance obligation on the part of the Company.

5.	MISCELLANEOUS.

5.1 Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware.

5.2 Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

5.3 Entire Agreement.  This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

5.4 Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Jishanye, Inc.
7F., No.247, Minsheng 1st Rd. Xinxing Dist., Kaohsiung City 800 Taiwan Republic of China

If to the Purchaser:	Appropriate address identified in Schedule A.

5.5 Faxes and Counterparts.  This Agreement may be executed in one or more counterparts.  Delivery of an executed counterpart of the Agreement by facsimile transmission shall be equally as effective as delivery of an executed hard copy of the same.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above

THE PURCHASER:

Name:

THE COMPANY: JISHANYE, INC.

By: /s/	Chun-Hao Chang
Name:	Chun-Hao Chang
Chief Executive Officer

SCHEDULE A LIST OF PURCHASERS

Shareholders' names	Share amount	Price Per Share	Amount
Chang, Chun-Hao	30,768,000	0.0209	643,051
Chang, Jo-Lin	3,840,000	0.0209	80,256
Yang, Tsung-Yeh	2,400,000	0.0209	50,160
Jishanye, Inc.	9,792,000	0.0209	204,653
Chang, I-Fa	1,000,000	0.0209	20,900
Total	47,800,000
		Total	999,020